UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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CNB Financial Corporation

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P.O. Box 42

Clearfield, PA 16830

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CNB FINANCIAL CORPORATION will be held at the CNB Bank, One South Second Street, Clearfield, Pennsylvania 16830 on Tuesday, April 21, 2009, at 2:00 P.M. for the following purposes:

1.	ELECTION OF DIRECTORS: To elect four Class 3 directors to serve until the Annual Meeting in the year 2012 or until their respective successors are elected and qualified.

2.	ELECTION OF DIRECTOR: To elect one Class 2 director to serve until the Annual Meeting in the year 2010 or until his or her successor is elected and qualified.

3.	PROPOSAL TO APPROVE PLAN: To approve the Corporation’s 2009 Stock Incentive Plan.

4.	RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS: To ratify the appointment of Crowe Horwath LLP as our independent auditors for the year ending December 31, 2009.

5.	TRANSACTION OF OTHER BUSINESS: To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors fixed March 13, 2009, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

The annual report to shareholders for the year ended December 31, 2008, and the Proxy Statement and form of proxy for the meeting are enclosed.

YOU ARE URGED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. PLEASE RETURN THE PROXY AS PROMPTLY AS POSSIBLE. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY SO NOTIFYING THE SECRETARY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,

Joseph B. Bower, Jr. Secretary

Clearfield, Pennsylvania

March 19, 2009

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

TUESDAY, APRIL 21, 2009

CNB Financial Corporation (the “Corporation’) is a Pennsylvania business corporation and a financial holding company registered with the Federal Reserve Board having its principal offices at CNB Bank, Clearfield, Pennsylvania 16830. The subsidiaries of the Corporation are CNB Bank (the “Bank”), CNB Securities Corporation, Holiday Financial Services Corporation, County Reinsurance Company and CNB Insurance Agency.

The enclosed proxy is being solicited by the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders to be held April 21, 2009. The cost of preparing, assembling and mailing the notice of annual meeting, proxy statement and form of proxy is to be borne by the Corporation. In addition to the solicitation of proxies by use of mail, directors, officers or other employees of the Corporation may solicit proxies personally or by telephone and the Corporation may request certain persons holding stock in their names or in the names of their nominees to obtain proxies from and send proxy material to the principals and will reimburse such persons for their expenses in so doing. The date on which this proxy statement and the accompanying form of proxy was mailed to shareholders was March 20, 2009.

A quorum for the transaction of business at the annual meeting will require the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the total number of votes entitled to be cast on a particular matter to be acted upon at the meeting. Abstentions and broker non-votes are counted as shares present for determination of a quorum but are not counted as affirmative or negative votes and are not counted in determining the number of votes cast on any matter.

The enclosed proxy is revocable at any time prior to the actual voting of such proxy by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with the Secretary of the Corporation. In the event your proxy is mailed and you attend the meeting, you have the right to revoke your proxy and cast your vote personally. All properly executed proxies delivered to us pursuant to this solicitation will be voted at the meeting in accordance with your instructions, if any. Unless otherwise directed, proxies will be voted FOR the election as directors of the four nominees named under the caption “Election of Class 3 Directors” herein, FOR the election as a director of the nominee named under the caption “Election of Class 2 Director” herein, FOR the proposal to approve the 2009 Stock Incentive Plan, and FOR ratification of the appointment of our independent auditors for the year 2009. The Board of Directors is not aware of any other matters which will be presented for action at the meeting, but the persons named in the proxies intend to vote or act according to their discretion with respect to any other proposal which may be presented for shareholder action.

The Board of Directors fixed the close of business on March 13, 2009, as the record date (the “Record Date”) for determining shareholders entitled to notice of, and to vote at, the meeting. The only securities of the Corporation entitled to vote at the meeting consist of 8,607,774 shares of common stock outstanding on the Record Date.

In the election of directors, each shareholder or a duly authorized proxy will have the right to vote the number of shares owned for each of the five directors to be elected. The nominees with the highest number of votes will be elected. There is no cumulative voting in the election of directors. The affirmative vote of a majority of the shares voted on the matter is required for the approval of all other matters, and the shareholders will have one vote for each share held.

To the knowledge of the Corporation, no single shareholder beneficially owned on the Record Date more than five percent (5%) of the outstanding common stock of the Corporation. On the Record Date, all officers and directors of the Corporation as a group (15 persons) beneficially owned 750,434 shares, or 8.7% of the total number of shares outstanding (including shares acquirable within 60 days of the Record Date).

1. ELECTION OF CLASS 3 DIRECTORS

The Articles of Incorporation of the Corporation provide that the Board of Directors shall consist of not less than nine nor more than twenty-four persons. The Board of Directors has acted to fix the number of directors for the ensuing year at twelve and the number of Class 3 directors at four.

The Articles further provide that the Board shall be classified into three classes with each class consisting of not less than three nor more than eight directors. One class of directors is to be elected annually for a three-year term. The four nominees named below are nominated to serve as Class 3 directors to hold office for a three year term expiring at the third succeeding annual meeting (in the year 2012). The persons named in the enclosed proxy will vote FOR the election of the nominees named below unless authority to do so is withheld. Each nominee has consented to be named as a nominee and has agreed to serve if elected. If, for any reason, any of the nominees named below should become unavailable to serve, the enclosed proxy will be voted for the remaining nominees and such other person or persons as the Board of Directors may select among those recommended by the Nominating Committee.

NOMINEES: Four Class 3 directors for a three year term expiring at the annual shareholders meeting in the year 2012.

Name	Age	Business Experience (Past Five Years)	Director Since	Shares Beneficially Owned (1) (2)		Shares Acquirable Within 60 Days (1)	Percentage of Shares Outstanding (7)
Joseph B. Bower, Jr.	45	Secretary and Treasurer CNB Financial Corporation Executive Vice President Chief Operating Officer CNB Bank	4/19/05	8,199	(3)(4)	34,562	*

Robert E. Brown Independent Director	67	Vice President E. M. Brown, Inc. (Coal Producer)	2/15/83	47,794	(3)	6,250	*

Michael F. Lezzer Independent Director	48	President Lezzer Holdings, Inc. (Building Supply Co.)	8/10/04	15,363	(3)(6)	1,250	*

Robert W. Montler Independent Director	57	President & CEO Lee Industries (Manufacturer)	6/28/05	38,050		—	*

2. ELECTION OF CLASS 2 DIRECTOR

NOMINEE: One Class 2 director for a one year term expiring at the annual shareholders meeting in the year 2010.

On December 9, 2008, the Board of Directors increased the size of Class 2 from three to four directors and named William C. Polacek to fill the vacancy. Mr. Polacek, age 42, has been President of JWFI, a manufacturer of metal parts, for more than five years and beneficially owns 3,900 shares of our common stock. Under our By-laws, Mr. Polacek must stand for election to Class 2 at the meeting, with any other nominees who may be properly nominated. The persons named in the enclosed proxy will vote FOR Mr. Polacek unless authority to do so is withheld. Mr. Polacek has consented to be named as a nominee and has agreed to serve if elected. If for any reason he should become unavailable to serve, the enclosed proxy will be voted for such other person as may be selected by the Board from among those recommended by the Nominating Committee, or the number of Class 2 directors may be reduced to three.

The following Class 2 directors terms expire at the time of the annual meeting in 2010.

Dennis L. Merrey Independent Director	60	Chairman of the Board Retired. Formerly President and CEO Clearfield Powdered Metals, Inc. (Manufacturer)	6/4/91	77,898	(3)	6,250	*

Deborah Dick Pontzer Independent Director	49	Economic Development and Workforce Specialist for Congressman Glenn Thompson	6/10/03	3,156		1,250	*

Charles H. Reams Independent Director	65	President, CH Reams and Associates (Insurance)	1/9/07	2,073		—	*

The following Class 1 directors terms expire at the time of the annual meeting in 2011.

William F. Falger	61	President and Chief Executive Officer CNB Financial Corporation President and Chief Executive Officer CNB Bank	4/16/96	18,545 108,962	(3)(4) (5)	71,250	1.04%

Jeffrey S. Powell Independent Director	44	President J. J. Powell, Inc. (Petroleum Distributor)	12/27/94	255,765	(3)	6,250	3.04%

Peter F. Smith Independent Director	54	Attorney at Law	9/12/89	41,083	(3)	6,250	*

James B. Ryan Independent Director	61	Retired, Formerly Vice President of Sales & Marketing Windfall Products, Inc. (Manufacturer)	2/9/99	33,385		6,250	*

Beneficial Ownership of Certain Executive Officers:

Mark D. Breakey	50	Executive Vice President and Chief Credit Officer CNB Bank		10,484		27,150	*

Richard L. Sloppy	58	Executive Vice President and Chief Lending Officer CNB Bank		15,337	(3)(4)	15,937	*

Charles R. Guarino	46	Treasurer CNB Financial Corporation Vice President Chief Financial Officer CNB Bank		653		—	*

(1)	Information furnished by directors and executive officers.
(2)	The shares “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the Securities and Exchange Commission and include shares as to which the individual has or shares voting or investment power on the Record Date.
(3)	This figure includes joint ownership with relatives as to which the director or officer has joint voting or investment powers.
(4)	This figure includes shares through a trust or pension plan agreement.
(5)	This figure includes shared voting rights for shares indirectly held in trust for the Bank’s 401 (k) employees’ savings plan.
(6)	This figure includes indirect ownership of shares as to which the director or officer has voting or investment powers.
(7)	* represents less than 1%.

The Board of Directors recommends a vote FOR Messrs. Falger, Powell, Smith and Ryan.

3. PROPOSAL TO APPROVE 2009 STOCK INCENTIVE PLAN

The Corporation’s 2009 Stock Incentive Plan (the “Plan”) was approved by the Board of Directors on February 10, 2009 and will be submitted to the annual meeting for shareholder approval. Such approval will require the affirmative vote of a majority of the common shares voted on the matter. If the Plan is not approved by the shareholders, it will not become effective.

The purpose of the Plan is to advance the interests of the Corporation and its shareholders by providing incentives to certain eligible persons who contribute significantly to the strategic and long-term performance objectives and growth of the Corporation. The following is a summary of the principal provisions of the Plan. It is qualified in its entirety by reference to the Plan, set forth as Exhibit A hereto.

Administration

The Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”). Within the parameters set forth in the Plan, the Committee has the authority to determine those key employees and directors who will receive an award and the terms and conditions of each award. The Committee may also prescribe regulations for the operation of the Plan and interpret the Plan and the agreements issued under the Plan.

Types of Awards

The Plan authorizes the following types of awards, each of which may be granted alone or in any combination thereof: (i) stock options and (ii) stock awards.

Participation in the Plan

The Committee has exclusive power to select the persons who may participate in the Plan and may grant awards under the Plan to employees or directors of the Corporation or any subsidiary of the Corporation, including directors who are not employees.

Maximum Number of Shares that May be Issued; Award Limitations

Subject to adjustment, the maximum aggregate number of shares of common stock of the Corporation available for issuance pursuant to awards granted under the Plan is 500,000. Pursuant to the terms of the Plan and subject to adjustments provided for in the Plan, no eligible person may receive in any one fiscal year stock options for more than 5,000 shares of common stock. If any shares of common stock covered by an award terminate, lapse, or are forfeited or cancelled, or such award is otherwise settled without the delivery of the full number of shares of common stock underlying the award, including shares of common stock withheld to satisfy tax withholding obligations, then such shares to the extent of any such forfeiture, termination, lapse, cancellation, payment, etc., will again be, or shall become, available for issuance under the Plan.

Stock Options and Stock Awards

Stock options and stock awards may be granted to eligible persons in the discretion of the Committee. The terms and provisions of stock options and stock awards need not be uniform.

Stock options awarded under the Plan are not intended to be “qualified” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee determines the number of shares which are to be subject to each stock option and establishes the exercise price at the time each stock option is granted. The Plan provides that the option exercise price for each share of common stock covered by a stock option will not be less than the fair market value of a share of common stock on the date the option is granted and that the term of the option may not exceed ten years from the grant date. For this purpose, fair market value is determined by reference to the closing price of the common stock on the date of grant or, if the grant date is not a trading day, the trading day immediately preceding the grant date. The exercise price is payable in cash or other medium acceptable to the Committee. Except as otherwise provided in the option agreement, options terminate on the last day of the month after the termination of the optionee’s employment or service with the Corporation for any reason other than death, disability, retirement voluntary resignation, cause or change in control of the Corporation. (Repricing of a stock option is not permitted under the terms of the Plan.) Stock awards may also be granted to eligible persons in the discretion of the Committee. Such awards become vested pursuant to the terms of the applicable stock award agreement as specified by the Committee.

The Committee, in its sole discretion, may establish such restrictions or conditions that must be satisfied as a condition precedent to the payment of all or a portion of any awards. The Committee also has sole discretion to reduce the amount of any award to a participant if it determines that such reduction is necessary or appropriate based upon certain factors and conditions set forth in the Plan. The Committee, however, may not use its discretionary authority to increase any award that is intended to be performance-based compensation under Section 162(m) of the Code.

Amendments and Termination

The Board of Directors may at any time amend the Plan or amend any outstanding award agreement for the purpose of satisfying any legal requirement or for any other permissible purpose; provided that an amendment that would result in Rule 16b-3 under the Securities Exchange Act of 1934 being inapplicable to any award is not permissible. The Board may terminate the Plan at any time, but no such termination shall adversely affect the rights of any participant under any award previously granted in which the participant has a vested interest. Notwithstanding, the Committee may at any time modify, amend or terminate any or all of the provisions of the Plan to conform with Section 409A, Section 162(m) or any other provision of the Code or other applicable law, the regulations promulgated thereunder or an exception thereto.

Changes in Stock

In the event of a stock dividend, recapitalization or merger in which the Corporation is the surviving corporation or other similar capital change, the number and kind of shares of stock to be subject to the Plan and to options or stock then outstanding or to be awarded thereunder, the maximum number of shares of stock or securities which may be issued upon the exercise of options granted under the Plan, the exercise price and other relevant provisions shall be appropriately adjusted by the Board; provided that with respect to any award subject to Code Section 162(m) or 409A, any such adjustment is authorized only to the extent that it would not cause the award to fail to comply with such Code sections. In the event of a consolidation or a merger in which the Corporation is not the surviving corporation, or any other merger in which the shareholders of the Corporation exchange their shares of stock in the Corporation for stock of another corporation, or in the event of complete liquidation of the Corporation, or in the case of a tender offer accepted by the Board of Directors, all outstanding stock options shall thereupon terminate, provided that the Board may, prior to the effective date of the consolidation or merger, either (i) make all outstanding stock options immediately exercisable or (ii) arrange to have the surviving corporation grant to the participants replacement stock options on terms that the Board determines to be fair and reasonable.

Transferability

No award or any right thereto is assignable or transferable by a participant except by will or by the laws of descent and distribution; provided, however, that the Committee in its discretion may permit the transfer of any award to a Permitted Transferee within the meaning of the Plan, such as executors or administrators of the estates of deceased participants, subject to the terms and conditions of the award.

Plan Termination

The 2009 Plan will terminate upon the earlier of (i) adoption of a resolution of the Board terminating the Plan and (ii) February 9, 2019.

Market Price

The per share closing price of our common stock on The NASDAQ Stock Market on March 13, 2009 was $9.95.

Certain Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences applicable to participants in the Plan and to the Corporation, and is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences. To the extent any awards under the Plan are subject to Section 409A of the Code, the following description assumes that such awards will be designed to conform to the requirements of Section 409A of the Code and the regulations promulgated thereunder (or an exception thereto). The Plan is not subject to the protective provisions of ERISA and is not qualified under Section 401(a) of the Code.

Stock Options. Stock options granted under the Plan are “non-qualified.” The Corporation is not entitled to a tax deduction with respect to the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the excess of the fair market value of the common stock on the exercise date over the option exercise price is taxable as compensation income to the optionee and is subject to applicable withholding taxes. The Corporation is generally entitled to a tax deduction at that time in the amount of that compensation income. The optionee’s tax basis for the common stock received pursuant to the exercise of a non-qualified stock option is equal to the sum of the compensation income recognized and the exercise price. The recipient, after exercising the option, will realize long-term capital gain or ordinary income upon the sale of the stock, depending upon the length of time he or she retained ownership.

Stock Awards. A grantee does not recognize any income upon the grant of stock if that stock is subject to a substantial risk of forfeiture on the date of grant, unless the holder elects under Section 83(b) of the Code, within 30 days of the grant, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the shares. If the Section 83(b) election is made, the holder is not allowed a deduction in the event that the shares are subsequently forfeited. If the election is not made, the holder will generally recognize ordinary income on the date that the restricted stock is no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares on that date, less any amount paid for the shares. At the time the holder recognizes ordinary income, the Corporation generally is entitled to a deduction in the same amount. Generally, upon a sale or other disposition of restricted stock with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made) or the restrictions have lapsed, the holder recognizes capital gain or loss in an amount equal to the difference between the amount of that sale or other disposition and the holder’s basis in those shares.

Section 162(m). With certain exceptions, Section 162(m) of the Code limits the Corporation’s deduction for compensation in excess of $1,000,000 paid to certain covered employees (generally our chief executive officer and three other highest-paid executive officers). Compensation paid to covered employees is not subject to the deduction limitation if it is considered “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. The Corporation believes that stock options granted to covered employees under the Plan will satisfy the requirements of qualified performance-based compensation, and therefore the Corporation will be entitled to a deduction with respect to such awards.

Section 409A. Participation in and compensation paid under the Plan may result in the deferral of compensation that is subject to the requirements of Code Section 409A. Failure to meet certain requirements under that section could result in the compensation being subject to immediate taxation and tax penalties.

Awards of stock options under the Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of Section 409A. Awards under the Plan are intended to comply with Section 409A, the regulations issued thereunder or an exception thereto. Notwithstanding, Section 409A of the Code may impose upon a participant certain taxes or interest charges for which the participant is responsible. Section 409A does not impose any penalties on the Corporation and does not limit the Corporation’s deduction with respect to compensation paid to a participant.

The Board of Directors recommends a vote “FOR” approval of the Plan.

4. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors is responsible for selecting the Corporation’s independent auditors. At its meeting held on March 5, 2009, the Audit Committee appointed Crowe Horwath LLP (“Crowe”) as the independent auditors for the 2009 fiscal year. Although shareholder approval for this appointment is not required, the Board is submitting the selection of Crowe for ratification to obtain the views of shareholders. If the appointment is not ratified, the Audit Committee will reconsider its future selection.

In making the appointment of Crowe as the Corporation’s independent auditors for the fiscal year 2009, the Audit Committee considered whether Crowe’s provision of services other than audit services is compatible with maintaining independence as our independent auditors.

The Board of Directors recommends a vote FOR ratification of the appointment of independent auditors.

5. OTHER MATTERS

The Board of Directors does not intend to bring any other matters before the annual meeting and does not know of any matter which anyone proposes to present for action at the meeting. However, if any other matters properly come before the meeting, the persons named in the accompanying proxy, or their duly constituted substitutes acting at the meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held 25 meetings during 2008. Six of the twenty-five were special meetings where the Board discussed the rapidly deteriorating financial markets beginning in September. Management and the Board evaluated different strategies to ensure appropriate capital and liquidity issues. All eleven directors attended the 2008 annual meeting of shareholders.

The Board of Directors of the Corporation and the Board of Directors of the Bank have a number of joint committees that serve both the Corporation and the Bank. These include an Audit Committee, an Executive Compensation/Personnel Committee and a Corporate Governance/Nominating Committee.

Audit Committee

The Audit Committee met four times in 2008. The Audit Committee appoints the Corporation’s independent accountants, reviews and approves the audit plan and fee estimate of the independent public accountants, appraises the effectiveness of the internal and external audit efforts, evaluates the adequacy and effectiveness of accounting policies and financial and accounting management, approves and evaluates the internal audit function, pre-approves all audit and any non-audit services, and reviews and approves the annual and quarterly financial statements. Members of the Audit Committee are Jeffrey S. Powell, Chairman, Michael F. Lezzer, Robert W. Montler, Deborah Dick Pontzer and Charles H. Reams. The Corporation’s Board adopted a written charter for the Audit Committee on May 3, 2001. It was subsequently reassessed and readopted by the Board on August 7, 2008. The current charter is appended to this Proxy Statement as Exhibit B.

Audit Committee Independence. In the opinion of the Corporation’s Board, the members of the Audit Committee do not have a relationship with the Corporation or any of its affiliates that would interfere with the exercise of independent judgment in carrying out their responsibilities as directors. None of them is or has for the past three years been an employee of the Corporation or any of its affiliates; no immediate family members of any of them is or has for the past three years been an executive officer of the Corporation or any of its affiliates; and they otherwise meet the standards for independence required by NASDAQ.

Audit Committee Financial Expert. The Corporation’s Board of Directors has determined that the Audit Committee does not have a “financial expert” serving on the Committee, as defined by the Securities and Exchange Commission (“SEC”). While there are attributes present regarding an understanding of financial statements as well as the ability to assess the proper application of accounting estimates, accruals and reserves, there is no indepth knowledge of generally accepted accounting principles. The Committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities, at the Corporation’s expense.

Non-Audit Services. The Audit Committee must pre-approve all permitted non-audit services performed by the Corporation’s external audit firm. The Audit Committee may delegate such authority to a subcommittee, provided that any decisions of the subcommittee are presented to the full Audit Committee at its next scheduled meeting.

Audit Committee Report. The Audit Committee has submitted the following report for inclusion in this Proxy Statement:

The Audit Committee has reviewed the audited financial statements for the year ended December 31, 2008 and has discussed them with management. The Audit Committee has also discussed with Crowe Horwath, LLP the matters required to be discussed by Statement on Auditing Standards No. 114. The Audit Committee has received the written disclosures and the letter from Crowe Horwath, LLP required by Independence Standards Board Standard No. 1 (having to do with matters that could affect the auditor’s independence), and has discussed with Crowe Horwath, LLP their independence. Based on this, the Audit Committee recommended to the Board that the audited financial statements be included in CNB Financial Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC.

Submitted by the Audit Committee:

Jeffrey S. Powell, Chairman	Michael F. Lezzer	Robert W. Montler
Deborah Dick Pontzer	Charles H. Reams

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Exchange Act of 1934 and shall not be deemed filed under that Act.

Executive Compensation/Personnel Committee

The Executive Compensation/Personnel Committee consists of James B. Ryan, Chairman; Michael F. Lezzer; Robert W. Montler and Jeffrey S. Powell. The Committee met seven times during 2008. See “Executive Compensation - Report of the Executive Compensation Committee.”

Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee met twice during 2008. The Committee consists of the following independent directors as defined by NASDAQ rules: Dennis L. Merrey, Chairman; Robert E. Brown; James B. Ryan; and Peter F. Smith. The Committee was established by resolution of the Board of Directors. Its function is to recommend to the Board candidates for nomination for election to the Board of Directors. Any shareholder who wishes to have the Committee consider a candidate should submit the name of the candidate, along with any biographical or other relevant information that the shareholder wishes the Committee to consider and the consent of such candidate evidencing his or her willingness to serve as a director, to the President of the Corporation at the address appearing on the Notice of Annual Meeting no later than November 19, 2009. All recommendations are subject to the process described below.

Description of Corporate Governance/Nominating Committee Selection Process

The Committee has the responsibility of reviewing and evaluating candidates for election or appointment to the Board of Directors. The process utilized by the Committee to recommend a candidate consists of first reviewing formal expressions of interest by interested individuals which have been communicated to the Committee. In addition, the Committee obtains input from shareholders, directors and management regarding other potential candidates who have not indicated interest in a Board position.

Utilizing the selection criteria set forth below, the Committee selects a candidate and then conducts an interview in order to further evaluate the individual. Subsequent to the interview the Committee meets to determine whether to recommend the candidate to the Board of Directors for election or appointment. The Board of Directors, exclusive of non-independent directors, either accepts or rejects the Committee recommendation.

Corporate Governance/Nominating Committee Candidate Selection Criteria

The Committee utilizes various selection criteria to evaluate a candidate for election or appointment to the Board of Directors. The criteria include but are not limited to the following minimum criteria:

1.	Residency within the market area of CNB Bank.

2.	Ability and willingness to commit time necessary to fulfill Board duties.

3.	Strong interest in or familiarity with the financial services industry.

4.	Successful background in a business or profession representing a constituency within the Bank’s market area.

5.	Character and reputation.

6.	Under the Bylaws: (i) no shareholder is eligible to serve as a director who does not own at least 1,000 unencumbered shares of the Corporation’s common stock; (ii) no incumbent director may be proposed for nomination to the Board of Directors without approval of 25% of the Board; and (iii) no shareholder, not an incumbent director, may be proposed for nomination to the Board of Directors without approval of two-thirds of the Board.

Directors Dennis L. Merrey and William F. Falger are ex-officio members of all committees if not otherwise named, except the Audit, Corporate Governance/Nominating and Executive Compensation Committees as to Mr. Falger.

Communications With Directors

Any shareholder who wishes to communicate with the directors (or with any individual director) should send a letter to the directors as follows: ATTN: Corporate Secretary - Communication to Directors, CNB Financial Corp., PO Box 42, Clearfield, PA 16830. The Corporate Secretary will regularly forward all such correspondence to the directors.

EXECUTIVE COMPENSATION

Report of the Executive Compensation Committee

The Executive Compensation Committee is composed of four non-employee, independent directors (as defined in applicable NASDAQ Corporate Governance Rules) selected from the Board of Directors of the Corporation.

The Committee has the overall responsibility for reviewing, establishing, and administering policies which govern executive compensation programs. It determines the compensation of the chief executive officer and recommends to the Board the compensation of all other executive officers. In discharging these responsibilities, the Committee seeks to maintain a position of “equity” with respect to the balancing of interests of the shareholders with those of the executive officers.

At the request of the Committee, executive officers of the Corporation or Bank may be present at Committee meetings for discussion purposes. However, they have no involvement in the decisions made by the Committee, nor do they have a vote on any matters brought before the Committee. Independent, outside advisors and consultants were used from time to time by the Committee during 2008 and have been put on retainer for 2009.

Executive Compensation Discussion and Analysis

Executive Summary

This discussion and analysis describes briefly the philosophy, the strategy and the major details of the Corporation’s approach to compensating key executives. The approach has been developed over several years with guidance and oversight of the Executive Compensation Committee and with the input and observations of management as well as that of compensation and benefits consultants.

Our expectation is that our senior management team should drive performance and produce above average returns for shareholders. To achieve that goal, our executive compensation approach is benchmarked, both as to pay and as to performance, and weighted heavily toward results. In return for achieving above average performance, we expect to reward our senior management with at or above average compensation and benefits.

Objective/Rewards

The primary objective of our approach is to produce superior operating results for the Corporation by attracting, retaining and motivating key executives whose experience, expertise and ability will assure that our overall corporate objectives are met or exceeded. Achieving above average performance benefits shareholders and rewards our senior management team through incentive-based compensation. The Committee uses annual incentive objectives to reward executives for the current year results based on metrics that compare CNB with their peer group. This program is designed to create a Corporation that achieves results above the median while operating within an agreed upon risk profile. To balance out the compensation plan, the Committee also uses a long-term incentive plan. The Stock Based Compensation portion of the incentive is designed to insure that management is not only looking for short-term results but is managing for long-term growth in the value of the stock.

Elements of Compensation

The Corporation uses the following elements of compensation and benefits to recruit, retain and reward its key executives:

1.	Salary - We believe that a competitive salary is essential and that it should produce between 50 percent and 70 percent of a key executive’s total compensation, depending upon his or her position and ability to drive performance. Using data provided by a national accounting firm, we benchmark salary and bonus generally to the median, with flexibility to adapt to the particular skills of an individual or the specific needs of the Corporation.

2.	Annual Bonus - Through our 2008 Executive Incentive Plan, we offer a select group of key executives, whose efforts largely determine the achievement of corporate goals and objectives, an annual cash bonus opportunity. For each executive there are individual and group objectives, which vary among executives according to their areas of responsibility. In general, however, we set a minimum target or targets, expressed as performance in excess of the median for a peer group of similar corporations, which must be met before any bonus can be paid. The major component in the plan is Return on Average Assets (ROA). The targets established are basically the budgeted ROA and an ROA that exceeds the peer group at plus 0.10%. We compare the Corporation’s performance to that of financial institutions with assets of between $500 million and $1 billion that are not S Corporations as contained in the Bank Holding Company Performance Report prepared by the Federal Reserve Board.

3.	Stock-Based Compensation - We believe that our key executives should be invested in the Corporation and share the risks and rewards of our other shareholders. Under the 1999 Stock Incentive Plan we had used the grant of stock options to help accomplish this objective. Because of changes in accounting rules effective in 2006, we have used the award of restricted common stock, vesting equally in four installments, as a means of compensating key executives while making the full benefit of the award conditional upon remaining with the Corporation for the near future.

4.	Non-Qualified Deferred Compensation Plans - We think that deferred compensation plays an important role in retaining key executives, as well as helping them provide for retirement. For that reason, we provide:

a.	Supplemental Executive Retirement Plan (SERP) - The Corporation adopted the SERP to “make up”, approximately, the difference between the benefit that would have been paid, using the formula in the Pension Plan and in the Savings Plan, and the benefit that can be paid under the Plans, because of Internal Revenue Service limits imposed on benefits payable or compensation covered under the such plans.

b.	Executive Deferred Compensation Plan - Key executives can participate in the Plan, which allows them to defer up to 10% of base compensation and 100% of annual bonus until a date in the future, generally, upon termination of employment. Deferrals are “deemed” to be invested in Corporation common stock, and the value of a participant’s account generally tracks the performance of actual common stock. The Corporation provides no inducement (match or discretionary contribution) for key executives who participate but believes that this “phantom stock” arrangement helps align the interest of participants with that of shareholders.

5.	Beyond the payment of dues to certain service and social organizations, executive officers do not receive any additional perquisites with the exception of vehicles provided to Messrs. Falger and Bower at the expense of the Corporation.

Chief Executive Officer Compensation

During 2008, William F. Falger served as President and Chief Executive Officer of CNB Financial Corporation and CNB Bank. In determining Mr. Falger’s base salary the Executive Compensation Committee reviewed Mr. Falger’s performance relative to attainment of corporate goals and objectives such as earnings per share, return on assets and return on equity. Also in determining Mr. Falger’s base salary, the Committee took into consideration a comparison of base salaries of chief executive officers of a peer group of financial institutions.

In addition to base salary, Mr. Falger is eligible to receive a cash bonus for 2008 performance of which none was paid. This bonus is calculated based upon the level of earnings of the Corporation in excess of the median level of earnings achieved by all bank holding companies in the United States with assets in excess of $500 million but less than $1.0 billion in accordance with the 2008 Executive Incentive Plan approved in December, 2007. Mr. Falger was not granted shares of restricted common stock under the 1999 Stock Incentive Plan.

The Corporation provides to Mr. Falger the use of a vehicle as well as the payment of club dues, both of which are included in Mr. Falger’s taxable income.

2008 Executive Compensation Actions

The Committee reviewed the performance of the Chief Executive Officer and other executive officers and established their base salaries for the ensuing year. The Committee also set the performance targets utilized in the 2008 Executive Incentive Plan. In addition, the Committee reviews the non-qualified benefit plans of the executives. The other executive officers of the Corporation and/or the Bank are Joseph B. Bower, Jr., Executive Vice President and Chief Operating Officer, Mark D. Breakey, Executive Vice President and Chief Credit Officer, Richard L. Sloppy, Executive Vice President and Chief Lending Officer and Charles R. Guarino, Vice President and Chief Financial Officer. The Committee reviewed the following comparison for the years shown:

Executive Salaries and bonuses	2008 - 16.2%
as a % of Net Income	2007 - 9.9%
2006 - 9.6%
2005 - 9.7%
2004 - 9.3%

Employment Contracts

The Corporation has entered into Executive Employment Contracts with Messrs. Falger, Bower and Sloppy that extend to December 31, 2009 and automatically renew unless either party serves the other party with 90 days written notice of termination. Each contract provides for a base salary to be established annually and for increases, stock awards and bonuses as may be awarded from time to time by the Board of Directors or the Executive Compensation Committee. Each contract contains a covenant not to compete with the Corporation for three years following termination of employment and a covenant to protect the Corporation’s confidential information. The contracts provide for severance pay in the event of termination without cause, whether or not a change in control has occurred or for voluntary termination under certain specified circumstances following a change in control. The executive officer will be entitled to receive a lump sum cash payment equal to 2.99 times, except for Mr. Sloppy who would receive 2.50 times, his base salary for the year in which employment ends. An additional 2.99 times, except for Mr. Sloppy who would receive 2.50 times, the average incentive bonus paid over the last three years would be paid to Messrs. Falger, Bower and Sloppy. The potential payments that would have occurred assuming a change of control event at December 31, 2008 were $941,590 for Mr. Falger, $611,548 for Mr. Bower and $386,412 for Mr. Sloppy.

Submitted by the Executive Compensation Committee:

James B. Ryan, Chairman	Michael F. Lezzer	Robert W. Montler	Jeffrey S. Powell

Summary Compensation Table

The following table shows, for the years 2008, 2007 and 2006, the cash compensation paid by the Corporation and its subsidiaries, as well as certain other compensation paid or accrued for those years, to the principal executive officer, the principal financial officer and the next three highest paid executive officers.

Name and Principal Position	Year	Salary ($)	Bonus	Restricted Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($) (2)	All Other Compensation ($) (3) (4)	Total ($)
William F. Falger,	2008	277,000	—	—	—	309,931	39,476	626,407
President and CEO of CNB Financial Corp. President and CEO of CNB Bank	2007	268,000	—	36,018	35,878	213,380	54,157	607,433
	2006	260,000	—	34,541	77,860	218,003	34,436	624,840

Joseph B. Bower, Jr.,	2008	181,000	—	—	—	(120,194)	31,249	92,055
Secretary of CNB Financial Corp. Executive Vice President and COO of CNB Bank	2007	175,000	—	23,211	23,428	85,488	28,116	335,423
	2006	157,500	—	22,259	47,165	66,231	20,648	313,803

Mark D. Breakey,	2008	129,000	—	—	11,127	(37,809)	18,183	120,501
Executive Vice President and Chief Credit Officer of CNB Bank	2007	125,000	—	14,505	16,942	67,066	20,923	244,436
	2006	120,000	—	13,910	28,511	53,086	13,470	228,977

Richard L. Sloppy,	2008	134,000	—	—	19,095	(34,535)	20,003	138,563
Executive Vice President and Chief Lending Officer of CNB Bank	2007	130,000	—	14,505	26,996	47,170	17,268	235,939
	2006	125,000	5,000	13,910	15,605	33,530	14,255	207,300

Charles R. Guarino,	2008	95,000	—	—	—	5,904	11,440	112,344
Treasurer of CNB Financial Corp. Vice President and Chief Financial Officer of CNB Bank	2007	89,385	—	—	11,418	22,166	10,738	133,707
	2006	82,980	—	—	11,468	7,529	9,187	111,164

(1)	Reflects shares of restricted stock awarded under the 1999 Stock lncentive Plan valued at the dollar amount recognized for financial reporting purposes in accordance with FAS 123R. The shares of restricted stock that remain subject to forfeiture entitle the Named Officer to all of the rights of a shareholder generally, including the right to vote the shares and receive any dividends that maybe paid thereon. The shares of restricted stock awarded vest equally over a four-year period. The shares continue to be subject to risk of forfeiture, which will lapse upon vesting. Accelerated vesting will occur and restrictions will lapse in the event that certain change in control events occur
(2)	The Change in Pension Value is a combination of all pension plans, as detailed in this proxy statement including the Money Purchase Plan and the 401k plan. Both of these plans are in place for all employees and contribution amounts are standard for all participants.
(3)	Figures stated in this column include contributions to the CNB Bank Money Purchase Pension Plan, 401(K) Savings Plan, term life insurance premiums which are reflected in Pension Benefits Table.
(4)	It is the policy of the Corporation to pay dues to certain service and social organizations for the executive officers. The incremental cost of these benefits was minimal and did not exceed the lesser of 10% of total salary and bonus or $50,000 for any named executive officer for any of the years shown.

Grants of Plan-Based Awards in 2008

Name	Grant Date	Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value (1) ($)
William F. Falger	—	—	—
Joseph B. Bower, Jr.	—	—	—
Mark D. Breakey	—	—	—
Richard L. Sloppy	—	—	—
Charles R. Guarino	—	—	—

(1)	Fair value of the stock award computed in accordance with FAS 123R.

Pension Plan

The Bank maintains a non-contributory pension plan called The CNB Bank Money Purchase Pension Plan. All active officers and full-time employees, 21 years of age or over, employed by the Bank for one year, are participants in the Plan. The Bank’s contribution per participant is 6% of total salary plus 5.7% of salary in excess of $102,000, but subject to a $230,000 salary limit. The total contribution to the retirement plan for the year 2008 was $570,000. Employees become vested after five years of service with the Bank. Directors other than active officers are not covered by any retirement plan. Retirement funds are held in trust for each employee. Benefits are determined by the employer’s contribution over the years and the plan earnings. At the time of retirement, the total value is distributed in one lump sum.

Savings Plan

The CNB Bank Savings Plan is qualified under Section 401(k) of the Internal Revenue Code. Participants can elect to deposit up to 15% of their annual salary into the Plan. Under the Tax Reform Act, participants’ contributions are limited to $15,500, plus an additional $5,000 for employees age 50 and over, and also subject to the $230,000 compensation limit. All officers and employees of CNB Bank, including those named in the Summary Compensation Table set forth herein, are eligible to participate in the Plan. The Bank makes matching contributions dollar-for-dollar of the participant’s salary deferrals up to 3% of compensation and then a fifty-cents on the dollar matching contribution on salary deferrals from 3% to 5% of compensation. The Bank’s total contribution to the savings plan was $312,000 for the year. All participant’s contributions, at the participant’s election, are invested among several mutual fund options maintained by the Bank as Trustee during 2008. The Bank’s contributions to the Savings Plan in 2008 for the accounts of the officers named in the Summary Compensation Table set forth herein is included as All Other Compensation.

Supplemental Executive Retirement Plan

The Bank has adopted a non-qualified supplemental executive retirement plan (“SERP”) for certain executives of the Bank to compensate those executive participants in the Bank’s Pension Plan and Savings Plan whose benefits are limited by Section 415 of the Code (which places a limitation on annual benefits at $185,000 in 2008) or Section 401 (a) (17) of the Code (which places a limitation on compensation at $230,000). The SERP provides the designated executives with retirement benefits generally equal to the difference between the benefit that would be available under the Pension Plan and Savings Plan but for the limitations imposed by Code Sections 401 (a) (17) and 415 and that which is actually funded as a result of the limitations.

Pre-retirement survivor benefits are provided for designated beneficiaries of participants who do not survive until retirement in an amount equal to the lump sum actuarial equivalent of the participant’s accrued benefit under the SERP. Pre-retirement benefits are payable in 20 equal annual installments. The SERP is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the SERP are payable from the general assets of the Bank.

The SERP plan also provides for termination and change of control benefits. These payments would be made per the agreements in a lump sum payment to the designated executive. Three executives currently have this benefit. If a termination or change of control would have occurred at December 31, 2008, the following amounts would have been paid: Mr. Falger - termination $1,843,228, change of control $1,956,218; Mr. Bower - change of control $1,483,645; and Mr. Breakey - change of control $876,441.

Outstanding Equity Awards at 2008 Fiscal Year-End

	Option Awards			Stock Awards
Name	Number of Shares Underlying Exercisable Options (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (2)	Market Value of Shares That Have Not Vested ($)	Grant Date
William F. Falger	8,750	11.30	9/14/09	1,252	14,010	2/13/06
	12,500	7.40	8/8/10	1,877	21,004	2/13/07
	12,500	9.00	12/11/11	2,503	28,009	2/14/08
	12,500	13.30	12/10/12
	12,500	17.54	12/9/13
	12,500	16.04	12/14/14

Joseph B. Bower, Jr.	1,562	11.30	9/14/09	806	9,019	2/13/06
	6,250	7.40	8/8/10	1,211	13,540	2/13/07
	6,250	9.00	12/11/11	1,613	18,049	2/14/08
	6,250	13.30	12/10/12
	6,250	17.54	12/9/13
	8,000	16.04	12/14/14

Mark D. Breakey	3,400	11.30	9/14/09	504	5,640	2/13/06
	3,750	7.40	8/8/10	756	8,460	2/13/07
	5,000	9.00	12/11/11	1,008	11,280	2/14/08
	5,000	13.30	12/10/12
	5,000	17.54	12/9/13
	5,000	16.04	12/14/14

Richard L. Sloppy	312	9.50	2/8/10	504	5,640	2/13/06
	2,500	9.00	12/11/11	756	8,460	2/13/07
	3,125	13.30	12/10/12	1,008	11,280	2/14/08
	5,000	17.54	12/9/13
	5,000	16.04	12/14/14

Charles R. Guarino	—	—	—	—	—

(1)	All stock options granted to the named executive officers were fully exercisable at December 31, 2008.
(2)	All stock awards to the named executive officers vest 25% on each anniversary of grant date.

The following table sets forth information concerning the vesting in 2008 of restricted stock awards granted to the named executive officers. None of them exercised any stock options in 2008.

Stock Awards Vested in 2008

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
William F. Falger (1)	371	4,716
Joseph B. Bower, Jr.	—	—
Mark D. Breakey (1)	146	1,863
Richard L. Sloppy	—	—
Charles R. Guarino	—	—

(1)	Share vesting represents dividends earned and reinvested from restricted stock awards.

Pension Benefits

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit
William F. Falger	CNB Bank 401 (K) Retirement Plan Supplemental Executive Retirement Plan (1)	19 19	919,060 1,332,863

Joseph B. Bower, Jr.	CNB Bank 401 (K) Retirement Plan Supplemental Executive Retirement Plan (1)	11 11	267,859 170,964

Mark D. Breakey	CNB Bank 401 (K) Retirement Plan Supplemental Executive Retirement Plan (1)	17 17	336,774 99,609

Richard L. Sloppy	CNB Bank 401 (K) Retirement Plan	10	224,721

Charles R. Guarino	CNB Bank 401 (K) Retirement Plan	4	54,729

(1)	The Supplemental Executive retirement Plan is described on page 13. This plan is offset by tax-free earnings from Bank owned life insurance

The following table depicts the change in value of the Nonqualified Deferred Compensation for the named executive officers occurring during 2008.

Nonqualified Deferred Compensation

Name	Aggregate Loss in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
William F. Falger	$(14,412)	—	$92,552
Joseph B. Bower, Jr.	—	—	—
Mark D. Breakey	—	—	—
Richard L. Sloppy	(4,552)	—	29,634
Charles R. Guarino	—	—	—

COMPENSATION OF DIRECTORS

Members of the Corporation’s Board of Directors who are not employees of the Corporation or a subsidiary of the Corporation are paid a monthly retainer fee of $633 and also $300 for attendance at each Board meeting and $300 for attendance at each committee meeting. The Chairperson is also paid a $650 monthly retainer fee. Members of the Bank’s Board of Directors who are not employees of the Corporation or a subsidiary of the Corporation are paid $550 for attendance at each Board meeting and $300 for attendance at each committee meeting. Committee Chairpersons were paid $400 for each meeting attended. The chairpersons of the Executive Compensation and Audit Committees are paid a quarterly retainer of $500. All Bank directors are paid a $633.33 monthly retainer.

Fees are reviewed annually by the Executive Compensation Committee for recommendation to the Board. The Committee reviews relevant peer group data similar to that used in the executive compensation review. The Committee also considers the Board ownership in CCNE. The amount of ownership by the Board is somewhat significant and better aligns the interests of the Board with that of the shareholder base. The Committee believes that an appropriate compensation is critical to attracting, retaining and motivating directors who have the qualities necessary to direct this Corporation and who meet the guidelines referred beginning on page 8.

Non-Management Director Compensation Table for 2008

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dennis L. Merrey	55,842	—	(26,687)	792	29,947
Robert E. Brown	38,059	—	(6,392)	1,524	33,191
Michael F. Lezzer	37,258	—	—	180	37,438
Robert W. Montler	35,508	—	—	516	36,024
Deborah Dick Pontzer	33,858	—	—	180	34,038
Jeffrey S. Powell	37,609	—	(8,168)	120	29,561
Charles H. Reams	34,858	—	—	1,524	36,382
James B. Ryan	39,558	—	—	792	40,351
Peter F. Smith	35,433	—	—	516	35,949

Code of Ethics

The Board of Directors of the Corporation has approved a Code of Ethics for Officers and Directors. The Code of Ethics can be found at the Bank’s website, www.bankcnb.com, under the “About Us” heading.

CERTAIN TRANSACTIONS

Peter F. Smith is general counsel for the Corporation and the Bank. During the last fiscal year, the Corporation paid Mr. Smith $65,857 for legal services. Directors and officers of the Corporation and certain business organizations and individuals associated with them have been customers of and have had normal banking transactions with CNB Bank. All such transactions have been in the ordinary course of business, on terms substantially equivalent, including interest rates and collateral, to those which prevailed in similar transactions with unrelated persons and do not involve more than the normal risk of collectability or present other unfavorable features.

From time to time, the Corporation and the Bank purchase materials or services from directors or from companies with which directors are associated. Such transactions have been at prices and terms not less favorable to the Corporation than could have been obtained from other suppliers or service providers.

DIRECTORS AND EXECUTIVES DEFERRED COMPENSATION PLAN

In 1999, the Directors approved a Directors and Executive Deferred Compensation Plan. Annually, outside directors can elect the level of participation of their director compensation to be deferred up to 100%. Executive deferrals can be elected throughout the year up to 10% of base compensation and 100% of all bonuses. All deferred compensation will be a general liability of this Corporation and Bank, respectively. This is a phantom stock plan whereby any appreciation or depreciation in each participants account value will reflect precisely CNB Financial Corporation common stock performance including cash dividends. Deferred compensation will serve as a funding source for a trust. Investments are expected to closely match the appreciated or depreciated liability. Any variance will be adjusted by an expense or gain to the Corporation or Bank. In addition to the tax advantages to the participants, they are each additionally incented toward the general performance of the Corporation’s common stock. Accounting treatment for this plan is subject to the Financial Accounting Standards Board Statement #123.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our Directors and executive officers complied during 2008 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

CONCERNING THE INDEPENDENT PUBLIC ACCOUNTANTS

Independent Auditors for the Year Ended December 31, 2008. The Corporation’s independent auditor for the fiscal year ended December 31, 2008 was Crowe Horwath, LLP. The Audit Committee has selected Crowe Horwath, LLP to be the independent auditor for the fiscal year ending December 31, 2009. Representatives of Crowe Horwath, LLP are expected to be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire, including comments on the financial statements of the Corporation.

Audit Fees. The following table sets forth the aggregate fees billed to CNB Financial Corporation for the fiscal years ended December 31, 2008 and December 31, 2007 by the Corporation’s independent registered public accounting firm Crowe Horwath, LLP.

	December 31,
	2008	2007
Audit Fees	$190,200	$208,000
Audit-Related Fees	6,635	—
Tax Fees	—	—
All Other Fees	4,250	4,250

	$201,085	$212,250

Auditor Independence. The Audit Committee of the Board believes that the non-audit services provided by Crowe Horwath, LLP are compatible with maintaining the auditor’s independence. None of the time devoted by Crowe Horwath, LLP on its engagement to audit the financial statements for the year ended December 31, 2008 is attributable to work performed by persons other than full-time, permanent employees of Crowe Horwath, LLP. The Audit Committee is responsible for approving any service provided by Crowe Horwath, LLP. The audit service represented 100% of total fees approved for Crowe Horwath, LLP.

SHAREHOLDER PROPOSALS

The Board of Directors will consider shareholder proposals for the year 2010 annual meeting of shareholders. Any shareholder wishing to make a proposal to be considered for inclusion in the Proxy Statement for that meeting should forward a written copy of such proposal to William F. Falger, President, CNB Financial Corporation, P.O. Box 42, Clearfield, PA 16830 by certified mail, return receipt requested, no later than November 19, 2009.

By Order of the Board of Directors,

Joseph B. Bower, Jr.
Secretary

Clearfield, Pennsylvania

March 19, 2009

EXHIBIT A

CNB FINANCIAL CORPORATION

2009 STOCK INCENTIVE PLAN

Section 1. Purpose. The purpose of this Plan is to advance the interests of CNB Financial Corporation and its shareholders by providing incentives to certain Eligible Persons who contribute significantly to the strategic and long-term performance objectives and growth of the Company.

Section 2. Definitions. Certain capitalized terms applicable to this Plan are set forth in Appendix A.

Section 3. Administration. This Plan shall be administered by the Committee. The Committee shall have all the powers vested in it by the terms of this Plan, such powers to include the exclusive authority to select the Eligible Persons to be granted Awards under this Plan, to determine the type, size, terms and conditions of the Award to be made to each Eligible Person selected, to modify or waive (subject to the provisions of Section 10 hereof) the terms and conditions of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, and to prescribe the form of the agreements evidencing Awards made under this Plan. Awards may, in the sole discretion of the Committee, be made under this Plan in assumption of, or in substitution for, outstanding Awards previously granted by (i) the Company, (ii) any predecessor of the Company or (iii) a company acquired by the Company or with which the Company combines. The number of Common Shares underlying such substitute Awards shall be counted against the aggregate number of Common Shares available for Awards under this Plan.

The Committee is authorized to interpret this Plan and the Awards granted under this Plan, to establish, amend and rescind any rules and regulations relating to this Plan and to make any other determinations that it deems necessary or desirable for the administration of this Plan. The Committee may correct any defect or omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan, as described in this Plan, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their Permitted Transferees). The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Participants.

No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Committee or by any other officer of the Company in connection with the performance of duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

Section 4. Participation. Consistent with the purposes of this Plan, the Committee shall have exclusive power to select the Eligible Persons who may participate in this Plan and be granted Awards under this Plan. Eligible Persons may be selected individually or by groups or categories, as determined by the Committee, in its sole discretion.

Section 5. Awards under this Plan.

(a) Types of Awards. Awards under this Plan include (i) Stock Options and (ii) awards of Common Shares.

(b) Maximum Number of Common Shares that May Be Issued. The maximum aggregate number of Common Shares available for issuance under Awards granted under this Plan shall be 500,000. The aggregate number of Common Shares available for issuance under the Plan shall be reduced by one (1) Common Share for each Common Share issued in settlement of an Award. No Eligible Person may receive Stock Options under this Plan for more than 10,000 Common Shares in any fiscal year of CNB. No more than 75,000 Common Shares in the aggregate may be awarded under this Plan in any fiscal year of CNB, and no Eligible Person may be awarded more than 10,000 Common Shares under this Plan in any fiscal year of CNB. The foregoing limitations shall be subject to adjustment as provided in Section 11 hereof, but only to the extent that any such adjustment will not affect the status of: (i) any Award intended to qualify as performance-based compensation under Section 162(m) of the Code or, (ii) any Award intended to comply with, or qualify for an exception to, Section 409A of the Code. Common Shares issued pursuant to this Plan may be either authorized but unissued shares, treasury shares, reacquired shares or any combination thereof. If any Common Shares issued pursuant to an Award are forfeited or cancelled, then such Common Shares that are forfeited or cancelled shall be or become available for issuance under this Plan. Common Shares (i) delivered in payment of the exercise price of a Stock Option, or (ii) delivered to or withheld by the Company to pay withholding taxes shall not become available for issuance under the Plan.

(c) Rights with Respect to Common Shares and Other Securities. Except as provided in subsection 7(c) hereof with respect to Awards of Restricted Stock and unless otherwise determined by the Committee, in its sole discretion, a Participant to whom an Award is made (and any Person succeeding to such a Participant’s rights pursuant to this Plan) shall have no rights as a shareholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date a stock certificate evidencing such Common Shares or other evidence of ownership is issued to such Participant or until the Participant’s ownership of such Common Shares shall have been entered into the books of the registrar in the case of uncertificated shares.

Section 6. Stock Options. The Committee may grant only Nonqualified Stock Options. Each Stock Option granted under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe, from time to time, in accordance with this Plan and shall comply with the applicable terms and conditions of this section and this Plan and with such other terms and conditions, including, but not limited to, restrictions upon the Stock Option or the Common Shares issuable upon exercise thereof, as the Committee, in its sole discretion, shall establish.

(a) The exercise price of a Stock Option shall not be less than the Fair Market Value of the Common Shares subject to such Stock Option on the date of grant of the Stock Option, as determined by the Committee. Unless otherwise determined by the Committee in the documentation evidencing its approval action, the exercise price of a Stock Option shall be equal to 100% of the Fair Market Value of the Common Shares subject to such Stock Option on the date of grant of such Stock Option.

(b) On or before the date of grant of the Stock Option, the Committee shall determine the number of Common Shares to be subject to each Stock Option and shall identify the name of the Eligible Person to receive such Stock Option.

(c) Any Stock Option may be exercised during its term only at such time or times and in such installments as the Committee may establish.

(d) A Stock Option shall not be exercisable:

(i) after the expiration of ten (10) years from the date it is granted; and

(ii) unless payment in full is made for the shares being acquired under such Stock Option at the time of exercise as provided in subsection 6(f) hereof.

(e) It is the intent of CNB that all Stock Options granted under this Plan be classified as Nonqualified Stock Options and that any ambiguities in construction shall be interpreted in order to effectuate such intent.

(f) For purposes of payments made to exercise Stock Options, such payment shall be made in such form (including, but not limited to, cash, Common Shares, the surrender of another outstanding Award under this Plan, broker-assisted cashless exercise or any combination thereof) as the Committee may determine, in its sole discretion. Stock Options granted under this Plan shall be exercised by the Participant as to all or part of the Common Shares covered thereby by the giving of written notice of the exercise thereof to the Company at the principal business office of the Company, specifying the number of Common Shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given for the payment of the purchase price against delivery of the Common Shares being purchased.

Section 7. Awards of Common Shares. The Committee may grant Awards of Common Shares. Each such Award under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe, from time to time, in accordance with this Plan and shall comply with the applicable terms and conditions of this section and this Plan and with such other terms and conditions as the Committee, in its sole discretion, shall establish.

(a) The Committee shall determine the number of Common Shares to be issued to a Participant pursuant to the Award and the extent, if any, to which they shall be issued in exchange for cash, other consideration or both; provided that any consideration for the Award shall not exceed the aggregate Fair Market Value of the Common Shares awarded. The Committee may provide in the agreement a vesting schedule, which shall specify when the Award shall become vested, and may provide for the acceleration of the vesting schedule if the Committee determines that it is in the best interests of the Company and Participant to do so. Notwithstanding any such vesting schedule, or any determination made by the Committee, no Award will vest if to do so would create a situation that would result in an “excess parachute payment” within the meaning of Section 280G.

(b) Until the expiration of such period, if any. as the Committee shall determine from the date on which the Award is granted and subject to such other terms and conditions as the Committee, in its sole discretion, shall establish (the “Restricted Period”), a Participant to whom an Award of Restricted Stock is made shall be issued, but shall not be entitled to the delivery of, a stock certificate or other evidence of ownership representing the Common Shares subject to such Award. The standard vesting schedule applicable to Awards of Restricted Stock shall provide for vesting of such Awards, in one or more increments, over a service period of not less than three (3) years; provided, however, that this limitation shall not (i) apply to Awards for Restricted Stock under this Section 7 for up to an aggregate of 10% of the maximum number of Common Shares that may be issued under this Plan or (ii) adversely affect a Participant’s rights under another plan or agreement with the Company.

(c) Unless otherwise determined by the Committee, in its sole discretion, a Participant to whom an Award of Restricted Stock has been made (and any Person succeeding to such Participant’s rights pursuant to this Plan) shall have, after issuance of a certificate for the number of Common Shares awarded (or after the Participant’s ownership of such Common Shares shall have been entered into the books of the registrar in the case of uncertificated shares) and prior to the expiration of the Restricted Period, ownership of such Common Shares, including the right to vote such Common Shares and to receive dividends or other distributions made or paid with respect to such Common Shares (provided, that such Common Shares, and any new, additional or different shares, or Other CNB Securities or property or other forms of consideration that the Participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the capital structure of CNB shall be subject to the restrictions set forth in this Plan as determined by the Committee, in its sole discretion) subject, however, to the restrictions and limitations imposed thereon pursuant to this Plan.

Section 8. Termination of Employment. Upon termination of employment of any employee with the Company, or cessation of a director’s service on the Board, an Award previously granted to the employee or director, as the case may be, unless otherwise specified by the Committee in the agreement evidencing such Award and, to the extent not inconsistent with Section 13 or 14 hereof, shall, to the extent not theretofore exercised with respect to any Stock Options, or to the extent that any of the designated goals (including any service period) have not been achieved within the designated period prior to the lapse of any restrictions or vesting of any other Award, such Award shall become null and void and shall be forfeited as of the last day of the month after such termination or cessation, provided, that:

(a) if the employee or director shall die while in the employ of the Company or while serving on the Board and at a time when such employee or director was entitled to exercise such Stock Option as herein provided, the legal representative of such employee or director, or such person who acquired such Award by bequest or inheritance or by reason of the death of the employee or director, may, not later than the last day of the 12th month following the month of death, exercise such Award, to the extent not theretofore exercised, as specified by the Committee in the agreement evidencing such Award;

(b) if the employment of an employee or the service of a director to whom a Stock Option shall have been granted shall terminate by reason of the employee’s or director’s retirement (at such age or upon such conditions as shall be specified by the Board), or disability (as described in Section 22(e)(3) of the Code) and while such employee or director is entitled to exercise such Stock Option as herein provided, such employee or director shall have the right to exercise such Stock Option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Common Shares as specified by the Committee in such Stock Option at any time up to and including the last day of the 36th month after the month of retirement or disability;

(c) if an employee voluntarily terminates his or her employment or is discharged for cause, or if a director is discharged for cause, any Award granted hereunder shall, unless otherwise specified by the Committee in the agreement evidencing such Award, forthwith terminate and be forfeited with respect to any unexercised (with respect to options) or unvested (with respect to stock awards) portion thereof; if a director voluntarily terminates his or her service on the Board, his or her option shall terminate on the last day of the 12th month after the month he or she ceases to be a director;

(d) if an optionee ceases to be a director or an employee within 24 months following a change-in-control as defined in Section 10 (other than an employee’s termination for cause), his or her option shall terminate on the last day of the 12th month after the month the optionee ceases to be an employee or director.

Notwithstanding a vesting schedule or any of the foregoing, in the case of an optionee who is an employee, all options and shares of Common Stock issued to the holder under the Plan shall be forfeited if the Company in its sole discretion determines that the optionee has, at any time during the earlier of the Expiration Date or the last day of the 12-month period following termination of employment, violated the terms of any agreement with the Company or a subsidiary regarding (i) engaging in a business that competes with the business of the Company or any subsidiary, (ii) interfering in any material respect with any contractual or business relationship of the Company or any subsidiary, or (iii) soliciting the employment of any person who was, during such period, a director, officer, partner, employee, agent or consultant of the Company or a subsidiary.

If a Stock Option granted hereunder shall be exercised by the legal representative of a deceased or disabled employee or director or former employee or director, or by a person who acquired a Stock Option granted hereunder by bequest or inheritance or by reason of death of any employee or director or former employee or director, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Stock Option.

For purposes of this Plan, the term “for cause” shall mean (i) with respect to an employee or director who is party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company, which agreement or plan contains a definition of “for cause” or “cause” (or words of like import) for purposes of termination of employment or service as a director thereunder by the Company, “for cause” or “cause” as defined in the most recent of such agreements or plans or (ii) in all other cases, (a) the willful commission by an employee or director of a criminal or other act that causes substantial economic damage to the Company or substantial injury to the business reputation of the Company; (b) the commission by an employee or director of an act of fraud in the performance of such employee’s or director’s duties on behalf of the Company or (c) the continuing willful failure of an employee or director to perform the duties of such employee or director to the Company (other than such failure resulting from the employee’s or director’s incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee or director by the Board or the Committee. For purposes of this Plan, no act or failure to act on the employee’s or director’s part shall be considered “willful” unless done or omitted to be done by the employee or director not in good faith and without reasonable belief that the employee’s or director’s action or omission was in the best interests of the Company.

For purposes of this Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an “employee” of such corporation for purposes of Section 422(a) of the Code. If an individual is on military, sick leave or other bona fide leave of absence, such individual shall be considered an “employee” for purposes of the exercise of a Stock Option and shall be entitled to exercise such a Stock Option during such leave if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the individual’s right to reemployment with the corporation granting the option (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave, unless the individual’s right to reemployment is guaranteed by statute or contract.

A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by CNB to employment by a subsidiary corporation or a parent corporation of CNB or (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of CNB to employment by CNB or by another subsidiary corporation or parent corporation of CNB. Furthermore, solely for purposes of determining the rights and obligations under any outstanding Awards theretofore granted, in the event that CNB ceases to own, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock of a subsidiary company by virtue of a recapitalization, stock dividend, stock split, split-up, spin-off, combination of shares or other like change in capital structure of CNB, the Committee may determine that employment by such former subsidiary (or any parent or subsidiary company of such subsidiary) shall continue to be deemed to be employment by the Company for purposes of this Plan.

In the event of the complete liquidation or dissolution of a subsidiary corporation, or in the event that CNB ceases to own, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock of such corporation (except as provided in the preceding paragraph), any unexercised Stock Option, any unvested Award and any Award for which restrictions have not lapsed theretofore granted to any person employed by such subsidiary corporation will be deemed canceled and forfeited unless such person is employed by CNB or by any parent corporation or subsidiary corporation of CNB after the occurrence of such event. In the event a Stock Option is to be canceled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee holding such unexercised Stock Option and such holder will have the right to exercise such Stock Option in full during the thirty (30) day period following notice of such cancellation.

Notwithstanding anything to the contrary contained in this Section 8 hereof, in no event shall any person be entitled to exercise any Stock Option after the expiration of the period of exercisability of such Stock Option as specified therein.

Section 9. Transferability of Awards. A Participant’s rights and interest under this Plan or any Award may not be assigned or transferred, hypothecated or encumbered, in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, by execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, the Committee may permit such transfer to a Permitted Transferee.

Section 10. Amendment or Substitution of Awards under this Plan; Change in Control. The terms of any outstanding Award under this Plan may be amended or modified from time to time by the Committee, in its sole discretion, in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award or the payment under any Award) if the Committee could grant such amended or modified Award under the terms of this Plan at the time of such amendment or modification; provided, that no such amendment or modification shall: (i) accelerate the vesting or exercisability of any Award, other than in connection with a Participant’s death, disability (as described in Section 22(e)(3) of the Code), retirement (at such age or upon such conditions as shall be specified by the Board) or a change-in-control or other transaction contemplated by this Section 10 or (ii) adversely affect in a material manner any right of a Participant under the Award without his or her written consent. Notwithstanding the foregoing or any provision of an Award to the contrary, the Committee may at any time (without the consent of any Participant) modify, amend or terminate any or all of the provisions of an Award to the extent necessary to conform the provisions of the Award with Section 162(m), Section 409A or any other provision of the Code or other applicable law, the Treasury Regulations issued thereunder or an exception thereto, regardless of whether such modification, amendment or termination of the Award shall adversely affect the rights of a Participant. The Committee may, in its sole discretion and, to the extent not inconsistent with Section 13 hereof, permit holders of Awards under this Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under this Plan.

Notwithstanding any provision of this Plan to the contrary, except in the event of a “change-in-control” or a dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Common Shares, Other CNB Securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or Other CNB Securities, issuance of warrants or other rights to purchase Common Shares or Other CNB Securities or other similar corporate transaction or event that affects the Common Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Stock Options or cancel or surrender outstanding Stock Options in exchange for cash, other Awards or Stock Options with an exercise price that is less than the exercise price of the original Stock Options without shareholder approval.

In the event of a “change-in-control” of CNB and to the extent not inconsistent with Section 13 hereof, all then outstanding Awards shall immediately become exercisable and shall vest and all restrictions shall lapse. For purposes of this Plan, a “change-in-control” of the Company occurs if: (i) any “Person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing (a) 50% or more of the combined voting power of the Company’s then-outstanding securities or (b) 25% or more but less than 50% of the combined voting power of the Company’s then-outstanding securities if such transaction(s) giving rise to such beneficial ownership are not approved by the Board, (ii) at any time a majority of the members of the Board consists of individuals other than individuals who were nominated by members of the Board or (iii) the Board shall approve a sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (i) or (ii) above. Notwithstanding the foregoing or any provision of this Plan to the contrary, if an Award is subject to Section 409A (and not excepted therefrom) and a change-in-control is a distribution event for purposes of an Award, the foregoing definition of change-in-control shall be interpreted, administered and construed in a manner necessary to ensure that the occurrence of any such event shall result in a change-in-control only if such event qualifies as a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation, as applicable, within the meaning of Treas. Reg. §1.409A-3(i)(5).

The Committee, in its sole discretion and to the extent not inconsistent with Section 13 hereof, may determine that, upon the occurrence of a transaction described in the preceding paragraph, that each Award outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each such Award, cash in an amount equal to the fair market value of such Award (if any) as determined by the Committee, in its sole discretion.

Section 11. Dilution and Other Adjustments. In the event a dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Common Shares, Other CNB Securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or Other CNB Securities, issuance of warrants or other rights to purchase Common Shares or Other CNB Securities or other similar corporate transaction or event affects the Common Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in an equitable manner, (i) adjust any or all of (a) the aggregate maximum number of Common Shares or Other CNB Securities (or number and kind of other securities or property) with respect to which Awards may be granted under this Plan pursuant to Section 5(b) hereof, (b) the individual maximum number of Common Shares that may be granted as Stock Options to a Participant pursuant to Section 5(b) of this Plan, (c) the number of Common Shares or Other CNB Securities (or number and kind of other securities or property) subject to outstanding Awards and (d) the grant or exercise price with respect to any outstanding Award, (ii) if deemed appropriate, provide for an equivalent Award or substitute Award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect or (iii) if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, that, in each case, any such adjustment shall be performed in accordance with the applicable provisions of the Code and the Treasury Regulations issued thereunder so as to not affect the status of: (A) any Award intended to qualify as performance-based compensation under Section 162(m) of the Code or (B) any Award intended to comply with, or qualify for an exception to, Section 409A of the Code. Unless otherwise provided by the Committee, all outstanding Awards shall terminate immediately prior to the consummation of any dissolution or liquidation of the Company. Any such termination or adjustment made by the Committee will be final, conclusive and binding for all purposes of this Plan.

Section 12. Time of Granting of an Award. The date of grant of an Award shall, for all purposes, be the date on which the Committee approves such Award, or such other later date as determined by the Committee at the time of such approval. Notice of the approval shall be given to each Participant to whom an Award is granted within a reasonable time after the date of the grant.

Section 13. Section 409A. Notwithstanding any provision of the Plan or an Award agreement to the contrary, if any Award or benefit provided under this Plan is subject to the provisions of Section 409A, the provisions of the Plan and any applicable Award agreement shall be administered, interpreted and construed in a manner necessary to comply with Section 409A or an exception thereto (or disregarded to the extent such provision cannot be so administered, interpreted or construed), and the following provisions shall apply, as applicable:

(a) If a Participant is a Specified Employee and a payment subject to Section 409A (and not excepted therefrom) to the Participant is due upon Separation from Service, such payment shall be delayed for a period of six (6) months after the date of the Participant’s Separation from Service (or, if earlier, the death of the Participant). Any payment that would otherwise have been due or owing during such six-month period will be paid immediately following the end of the six-month period in the month following the month containing the 6-month anniversary of the date of termination unless another compliant date is specified in the applicable Award agreement.

(b) For purposes of Section 409A, and to the extent applicable to any Award or benefit under the Plan, it is intended that distribution events qualify as permissible distribution events for purposes of Section 409A and shall be interpreted and construed accordingly. With respect to payments subject to Section 409A, the Company reserves the right to accelerate and/or defer any payment to the extent permitted and consistent with Section 409A. Whether and when a Separation from Service or termination of employment of a Participant has occurred will be determined based on all of the facts and circumstances and, to the extent applicable to any Award or benefit, in accordance with the guidance issued under Section 409A. For this purpose, a Participant will be presumed to have experienced a Separation from Service when the level of bona fide services performed permanently decreases to a level less than twenty percent (20%) of the average level of bona fide services performed during the immediately preceding thirty-six (36) month period or such other applicable period as provided by Section 409A.

(c) The Committee, in its discretion, may specify the conditions under which the payment of all or any portion of any Award may be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms and conditions, as the Committee shall determine in its discretion, in accordance with the provisions of Section 409A; provided, however, that no deferral shall be permitted with respect to options and other stock rights subject to Section 409A. An election shall be made by filing an election with the Company (on a form provided by the Company) on or prior to December 31st of the calendar year immediately preceding the beginning of the calendar year (or other applicable service period) to which such election relates (or at such other date as may be specified by the Committee to the extent consistent with Section 409A) and shall be irrevocable for such applicable calendar year (or other applicable service period).

(d) The grant of stock rights subject to Section 409A shall be granted under terms and conditions consistent with Treas. Reg. §1.409A-1(b)(5) such that any such Award does not constitute a deferral of compensation under Section 409A. Accordingly, any such Award may be granted to Eligible Persons of the Company in which CNB has a controlling interest. In determining whether CNB has a controlling interest, the rules of Treas. Reg. §1.414(c)-2(b)(2)(i) shall apply; provided, that the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears; provided, further, where legitimate business reasons exist (within the meaning of Treas. Reg. §1.409A-1(b)(5)(iii)(E)(i)), the language “at least 20 percent” shall be used instead of “at least 80 percent” in each place it appears. The rules of Treas. Reg. §§1.414(c)-3 and 1.414(c)-4 shall apply for purposes of determining ownership interests.

(e) In no event shall any member of the Board, the Committee or the Company (or its employees, officers or directors) have any liability to any Participant or any other Person due to the failure of an Award to satisfy the requirements of Section 409A.

Section 14. Section 280G.

(a) The provisions of this Section 14 shall apply notwithstanding anything in this Plan to the contrary. In the event that it shall be determined that any payment or distribution to or for the benefit of the Participant, whether paid or payable or distributed or distributable pursuant to the terms of this Plan or otherwise (a “Payment”), would constitute an “excess parachute payment” within the meaning of Section 280G of the Code, the Company and its Affiliates will apply a limitation on the Payment amount as specified in Section 14(b).

(b) The aggregate present value of the Payments under this Plan (“Plan Payments”) shall be reduced (but not below zero) to the Reduced Amount. The “Reduced Amount” shall be an amount expressed in present value which maximizes the aggregate present value of Plan Payments without causing any Payment to be subject to the limitation of deduction under Section 280G of the Code. For purposes of this Section 14, “present value” shall be determined in accordance with Section 280G(d)(4) of the Code.

(c) All determinations to be made under this Section 14 shall be made by the nationally recognized independent public accounting firm used by the Company immediately prior to a change in control, which accounting firm shall provide its determinations and any supporting calculations to the Company and the Participant within ten (10) days of the Participant’s date of termination; provided, however, that, in the event that accounting firm will not or cannot make such a determination, the Company shall select another appropriate firm to make such determination.

(d) All of the fees and expenses of the accounting firm in performing the determinations referred to in this Section 14 shall be borne solely by the Company and its Affiliates.

Section 15. Miscellaneous Provisions.

(a) Any proceeds from Awards shall constitute general funds of the Company.

(b) No fractional shares may be delivered under an Award, but in lieu thereof, a cash or other adjustment may be made as determined by the Committee, in its sole discretion.

(c) No Eligible Person or other Person shall have any claim or right to be granted an Award under this Plan. Determinations made by the Committee under this Plan need not be uniform and may be made selectively among Eligible Persons under this Plan, whether or not such Eligible Persons are similarly situated. Neither this Plan nor any action taken under this Plan shall be construed as giving any Eligible Person any right to continue to be employed by or perform services for the Company, and the right to terminate the employment of or performance of services by Eligible Persons at any time and for any reason is specifically reserved by the Company.

(d) No Participant or other Person shall have any right with respect to this Plan, the Common Shares reserved for issuance under this Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the Participant and all of the terms, conditions and provisions of this Plan and the Award applicable to such Participant (and each Person claiming under or through him or her) have been met.

(e) Notwithstanding anything to the contrary contained in this Plan or in any Award agreement, each Award shall be subject to the requirement, if at anytime the Committee shall determine, in its sole discretion, that such requirement shall apply, that the listing, registration or qualification of any Award under this Plan, or of the Common Shares, Other CNB Securities or property or other forms of payment issuable pursuant to any Award under this Plan, on any stock exchange or other market quotation system or under any federal or state law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the exercise or settlement thereof, such Award shall not be granted, exercised or settled in whole or in part until such listing, registration, qualification, consent or approval shall have been effected, obtained and maintained free of any conditions not acceptable to the Committee. Notwithstanding anything to the contrary contained in this Plan or in any Award agreement, no Common Shares, Other CNB Securities or property or other forms of payment shall be issued under this Plan with respect to any Award unless the Committee shall be satisfied that such issuance will be in compliance with applicable law and any applicable rules of any stock exchange or other market quotation system on which such Common Shares are listed. If the Committee determines that the exercise of any Stock Option would fail to comply with any applicable law or any applicable rules of any stock exchange or other market quotation system on which Common Shares are listed, the Participant holding such Stock Option shall have no right to exercise it until such time as the Committee shall have determined that such exercise will not violate any applicable law or any such applicable rule, provided that the Stock Option shall not have expired prior to such time.

(f) To the extent applicable, it is the intent of CNB that this Plan and Awards hereunder comply in all respects with Rule 16b-3 and Sections 162(m), 409A and 280G, and (i) the provisions of this Plan shall be administered, interpreted and construed in a manner necessary to comply with Rule 16b-3 and Sections 162(m), 409A and 280G, the Treasury Regulations issued thereunder or an exception thereto (or disregarded to the extent this Plan cannot be so administered, interpreted or construed) and (ii) in no event shall any member of the Committee or the Company (or its employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Award to satisfy the requirements of Rule 16b-3 and Sections 162(m), 409A and 280G.

(g) The Company shall have the right to deduct from any payment made under this Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of CNB to issue Common Shares, Other CNB Securities or property, other securities or property or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under this Plan, that the Participant (or any Person entitled to act) pay to CNB, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, CNB may refuse to issue Common Shares, Other CNB Securities or property, other securities or property or other forms of payment, or any combination thereof. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, permit an Eligible Person (or any Person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing CNB to withhold, or agreeing to surrender to CNB on or about the date such tax liability is determinable, Common Shares, Other CNB Securities or property, other securities or property or other forms of payment, or any combination thereof, owned by such Person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such Person, having a fair market value equal to the amount of such taxes); provided, however, that any broker-assisted cashless exercise shall comply with the requirements for equity classification of Paragraph 35 of Statement of Financial Accounting Standards No. 123 (revised 2004) “Share-Based Payment” and any withholding satisfied through a net-settlement shall be limited to the minimum statutory withholding requirements.

(h) The expenses of this Plan shall be borne by the Company; provided, however, the Company may recover from a Participant or his or her Permitted Transferee, heirs or assigns any and all damages, fees, expenses and costs incurred by the Company arising out of any actions taken by a Participant or Permitted Transferee in breach of this Plan or any agreement evidencing such Participant’s Award.

(i) This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan, and rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.

(j) By accepting any Award or other benefit under this Plan, each Participant (and each Person claiming under or through him or her) shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under this Plan by the Company, the Board or the Committee.

(k) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards under this Plan or any Common Shares or Other CNB Securities issued pursuant to this Plan as may be required by applicable law and any applicable rules of any stock exchange or other market quotation system on which such Common Shares or Other CNB Securities are listed.

(l) The validity, construction, interpretation, administration and effect of this Plan, and of its rules and regulations, and rights relating to this Plan and to Awards granted under this Plan, shall be governed by the substantive laws, but not the choice of law rules, of the Commonwealth of Pennsylvania.

(m) Records of the Company shall be conclusive for all purposes under this Plan or any Award, unless determined by the Committee to be incorrect.

(n) If any provision of this Plan or any Award is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Award, but such provision shall be fully severable, and this Plan or Award, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan or Award, as applicable.

(o) The terms of this Plan shall govern all Awards under this Plan and in no event shall the Committee have the power to grant any Award under this Plan that is contrary to any of the provisions of this Plan.

(p) For purposes of interpretation of this Plan, the masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

Section 16. Plan Amendment or Suspension. This Plan may be amended or suspended in whole or in part at any time, from time to time, by the Committee or by the Board; provided, that no amendment shall be made without shareholder approval if such approval is necessary to qualify for or comply with any tax or regulatory requirement or other applicable law for which the Committee or Board deems it necessary or desirable to qualify or comply. No such amendment or suspension shall adversely affect in a material manner any right of a Participant under an outstanding Award without his or her written consent. Notwithstanding the foregoing or any provision of an Award to the contrary, the Board or the Committee may at any time (without the consent of any Participant) modify, amend or terminate any or all of the provisions of this Plan to the extent necessary to conform the provisions of this Plan with Section 162(m), Section 280G, Section 409A or any other provision of the Code or other applicable law, the Treasury Regulations issued thereunder or an exception thereto, regardless of whether such modification, amendment or termination of this Plan shall adversely affect the rights of a Participant. The Board may, in its sole discretion, submit any amendment to this Plan to the shareholders for approval.

Section 17. Plan Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

(a) upon the adoption of a resolution of the Board terminating this Plan; or

(b) the tenth anniversary of the Board Approval Date.

No termination of this Plan shall materially alter or impair any of the rights or obligations of any Participant, without his or her written consent, under any Award previously granted under this Plan, except, further, that subsequent to termination of this Plan, the Committee may make amendments, modifications or terminations of Awards permitted under Section 10 hereof.

Section 18. Effective Date. This Plan shall be effective, and Awards may be granted under this Plan, on or after the Effective Date.

Section 19. Governing Law. This Plan and any Award granted under this Plan as well as any determinations made or actions taken under this Plan shall be governed by, and construed and enforced in accordance with, the internal laws of the Commonwealth of Pennsylvania without regard to its choice or conflicts of laws principles.

APPENDIX A

Unless otherwise determined by the Committee in the applicable Award agreement, the following terms shall have the meaning indicated:

“Award” shall mean the grant of rights to an Eligible Person under this Plan.

“Board” shall mean the board of directors of CNB Financial Corporation.

“Board Approval Date” shall mean the date of Board approval of this Plan, which was February 10, 2009.

“CNB” shall mean CNB Financial Corporation.

“Code” shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time, and the rules and regulations promulgated thereunder, as they may exist or may be amended from time to time.

“Committee” shall mean the Executive Compensation/Personnel Committee of the Board, or any successor thereto, or such other committee of the Board as is appointed by the Board to administer this Plan; provided, however, that the Board may designate itself as the Committee to administer this Plan (except for purposes of Awards intended to meet the requirements of performance-based compensation under Section 162(m) of the Code). Except as otherwise determined by the Board, the Committee (i) shall be comprised of not fewer than two (2) directors, (ii) shall meet any applicable requirements under Rule 16b-3, including any requirement that the Committee consist of “Non-Employee Directors” (as defined in Rule 16b-3 or any successor rule), (iii) shall meet any applicable requirements under Section 162(m), including any requirement that the Committee consist of “outside directors” (as defined in Treasury Regulation Section 1.162-27(e)(3)(i) or any successor regulation) and (iv) shall meet any applicable requirements of any stock exchange or other market quotation system on which the Common Shares are listed.

“Company” shall mean CNB Financial Corporation and any parent, subsidiary or affiliate thereof.

“Common Shares” shall mean shares of common stock, no par value, of CNB Financial Corporation and stock of any other class into which such shares may thereafter be changed.

“Effective Date” shall mean the date of shareholder approval of this Plan.

“Eligible Person(s)” shall mean those persons who are full or part-time employees of the Company or who serve CNB or an affiliate as a director.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it now exists or may be amended from time to time, and the rules promulgated thereunder, as they may exist or may be amended from time to time.

“Fair Market Value” shall mean (i) with respect to the Common Shares, as of any date (a) if the Common Shares are listed on any established stock exchange, system or market, the closing market price of the Common Shares as quoted in such exchange, system or market on such date or, if the Common Shares are not traded on such date, on the closest preceding date on which the Common Shares were traded or (b) in the absence of an established market for the Common Shares, as determined in good faith by the Committee or (ii) with respect to property other than Common Shares, the value of such property, as determined by the Committee, in its sole discretion.

“Nonqualified Stock Option” shall mean a Stock Option that is not an incentive stock option as defined in Section 422 of the Code. Nonqualified Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6 hereof.

“Other CNB Securities” shall mean CNB Financial Corporation securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Common Shares or other property) other than Common Shares.

“Participant” shall mean an Eligible Person to whom an Award has been granted under this Plan.

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“Permitted Transferee” means (i) any person defined as an employee in the Instructions to Registration Statement Form S-8 promulgated by the Securities and Exchange Commission, as such Form may be amended from time to time, which persons include, as of the date of adoption of this Plan, executors, administrators or beneficiaries of the estates of deceased Participants, guardians or members of a committee for incompetent former Participants, or similar persons duly authorized by law to administer the estate or assets of former Participants and (ii) Participants’ family members who acquire Awards from the Participant other than for value, including through a gift or a domestic relations order. For purposes of this definition, “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. For purposes of this definition, neither (i) a transfer under a domestic relations order in settlement of marital property rights nor (ii) a transfer to an entity in which more than fifty percent of the voting or beneficial interests are owned by family members (or the Participant) in exchange for an interest in that entity is considered a transfer for “value”.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

“Plan” shall mean this CNB Financial Corporation 2009 Stock Incentive Plan.

“Restricted Period” has the meaning set forth in subsection 7(b) hereof.

“Restricted Stock” shall mean an Award of Common Shares that are issued subject, in part, to the terms, conditions and restrictions described in Section 7 hereof.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and any successor rule.

“Section 162(m)” shall mean §162(m) of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

“Section 280G” shall mean §280G of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

“Section 409A” shall mean §409A of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

“Separation from Service” shall mean the Participant’s death, retirement or other termination of employment with the Company (including all persons treated as a single employer under Section 414(b) and 414(c) of the Code) that constitutes a “separation from service” (within the meaning of Section 409A). For purposes hereof, the determination of controlled group members shall be made pursuant to the provisions of Section 414(b) and 414(c) of the Code; provided that the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears in Section 1563(a)(1), (2) and (3) of the Code and Treas. Reg. §1.414(c)-2; provided, further, where legitimate business reasons exist (within the meaning of Treas. Reg. §1.409A-1(h)(3)), the language “at least 20 percent” shall be used instead of “at least 80 percent” in each place it appears.

“Specified Employee” means a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of the Company as determined in accordance with Section 409A and the procedures established by the Company.

“Stock Option” shall mean an Award of a right to purchase Common Shares. The term Stock Option shall include only Nonqualified Stock Options.

“Treasury Regulations” shall mean final, proposed or temporary regulations of the Department of Treasury under the Code and any successor regulation.

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EXHIBIT B

CNB Financial Corporation

and CNB Bank

Audit Committee Charter

PURPOSE

To assist the board of directors in fulfilling its oversight responsibilities for (1) the integrity of the company’s financial statements, (2) the company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the company’s internal audit function and independent auditors. The audit committee will also prepare the report that SEC rules require be included in the company’s annual proxy statement.

AUTHORITY

The audit committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

•	Appoint, compensate, and oversee the work of the public accounting firm employed by the organization to conduct the annual audit. This firm will report directly to the audit committee.

•	Resolve any disagreements between management and the auditor regarding financial reporting.

•	Pre-approve all auditing and permitted non-audit services performed by the company’s external audit firm.

•	Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation.

•	Seek any information it requires from employees-all of whom are directed to cooperate with the committee’s requests-or external parties.

•	Meet with company officers, external auditors, internal auditors or outside counsel, as necessary.

•

The committee may delegate authority to subcommittees, including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full committee at its next scheduled meeting.

COMPOSITION

The audit committee will consist of at least three and no more than six members of the board of directors. The Chairman of the Board will appoint committee members and the committee chair.

Each committee member will be both independent and financially literate. At least one member may be designated as the “financial expert,” as defined by applicable legislation and regulation. If there is not a “financial expert”, as defined by applicable law, on the Board of Directors, disclosure will be related to such in the annual proxy filing for CNB Financial Corporation. No committee member shall simultaneously serve on the audit committees of more than two other public companies.

MEETINGS

The committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via teleconference.

The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. If necessary, it will meet separately, periodically, with management, with internal auditors and with external auditors. It will also meet periodically in executive session. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

RESPONSIBILITIES

The committee will carry out the following responsibilities:

Financial Statement

•	Review significant accounting and reporting issues and understand their impact on the financial statements. These issues include:

-	Complex or unusual transactions and highly judgmental areas

-	Major issues regarding accounting principles and financial statement presentations, including any significant changes in the company’s selection or application of accounting principles

-	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company.

•

Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

•

Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management.

•

Discuss the annual audited financial statements and quarterly financial statements with management and the external auditors, including the company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.

•

Review disclosures made by CEO and Principal Financial Officer during the Forms 10-K and l0-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the company’s internal controls.

•

Discuss earnings press releases (particularly use of “proforma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made). The audit committee does not need to discuss each release in advance.

Internal Control

•	Consider the effectiveness of the company’s internal control system, including information technology security and control.

•

Understand the scope of internal and external auditors’ review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

Internal Audit

•	Review with management and the chief audit executive the charter, plans, activities, staffing, and organizational structure of the internal audit function.

•

Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the chief audit executive. Upon dismissal of the chief audit executive, ensure that the replacements qualifications meet with the approval of the committee.

•	On a regular basis, meet separately with the chief audit executive to discuss any matters that the committee or internal audit believes should be discussed privately.

External Audit

•	Review the external auditors’ proposed audit scope and approach, including coordination of audit effort with internal audit.

•	Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors. In performing this review, the committee will:

-

At least annually, obtain and review a report by the independent auditor describing the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues: and (to assess the auditor’s independence) all relationships between the independent auditor and the company.

-	Take into account the opinions of management and internal audit.

-	Review and evaluate the lead partner of the independent auditor.

-	Present its conclusions with respect to the external auditor to the Board.

•	Ensure time rotation of the lead audit partner every five years and other audit partners every seven years, and consider whether there should be regular rotation of the audit firm itself.

•	Present its conclusions with respect to the independent auditor to the full board.

•	Set clear hiring policies for employees or former employees of the independent auditors.

•	On a regular basis, meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.

Compliance

•

Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance.

•	Establish procedures for:

-	Time receipt, retention, and treatment of complaints received by the listed issuer regarding accounting, internal accounting controls, or auditing matters

-	The confidential, anonymous submission by employees of time listed issuer of concerns regarding questionable accounting or auditing matters.

•	Review the findings of any examinations by regulatory agencies, and any auditor observations.

•	Review the process for communicating the code of conduct to the company’s officers, and for monitoring compliance therewith.

•	Obtain regular updates from management and company legal counsel regarding compliance matters.

REPORTING RESPONSIBILITIES

•

Regularly report to the board of directors about committee activities and issues that arise with respect to the quality or integrity of the company’s financial statements, the company’s compliance with legal or regulatory requirements, the performance and independence of the company’s independent auditors, and the performance of the internal audit function.

•	Provide an open avenue of communication between internal audit, the external auditors, and the board of directors.

•

Report annually to the shareholders, describing the committee’s composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

•	Review any other reports the company issues that relate to committee responsibilities.

OTHER RESPONSIBILITIES

•	Discuss with management the company’s major policies with respect to risk assessment and risk management.

•	Perform other activities related to this charter as requested by the board of directors.

•	Institute and oversee special investigations as needed.

•	Review and assess the adequacy of the committee charter annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

•	Confirm annually that all responsibilities outlined in this charter have been carried out.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY CNB FINANCIAL CORPORATION

					For	With- hold	For All Except
		1.	ELECTION OF DIRECTORS:		☐	☐	☐
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS APRIL 21, 2009			To elect the Board’s nominees named below to serve as Class 3 Directors until the Annual Meeting in the year 2012.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS			Joseph B. Bower, Jr. Michael F. Lezzer	Robert E. Brown Robert W. Montler

The undersigned hereby appoint Mr. L. Albert Hubler and Mr. J. Carl Ogden and each of them the undersigned’s true and lawful attorneys and proxies (with full power of substitution in each) to vote all stock of CNB Financial Corporation standing in the undersigned’s name(s) at the Annual Meeting of Shareholders to be held at the office of CNB Financial Corporation/CNB Bank, One South Second Street, Clearfield, PA 16830 on April 21, 2009 or at any adjournment thereof.

Number of shares on record on March 13, 2009

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

					For	With- hold
		2.	Election of William C. Polacek, the Board’s nominee, as a Class 2 director to serve until the Annual Meeting in the year 2010.		☐	☐

					For	Against	Abstain
		3.	Proposal to approve the Corporation’s 2009 Stock Incentive Plan.		☐	☐	☐
		4.	Ratification of appointment of independent auditors, Crowe Horwath, LLP for the year ending December 31, 2009.		☐	☐	☐
Please be sure to date and sign this proxy card in the box below.	Date	5.	Transact such other business as may properly come before said meeting. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THE NAMED PROXIES ARE AUTHORIZED TO VOTE THEREON AT THEIR DISCRETION.

      In the absence of contrary directions, this proxy will be voted FOR all of the named nominees, FOR the 2009 Stock Incentive Plan and FOR ratification of the appointment of auditors. The action of a majority of said attorneys and proxies present and acting at said meeting or adjournment (or the one thereof so present and acting if only one shall be present and acting) shall be the action of said attorneys and proxies.

Sign above

¿	Detach above card, sign, date and mail in postage paid envelope provided.	¿

CNB FINANCIAL CORPORATION

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign exactly as printed hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. If stock is held jointly, each joint owner should sign.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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